IDEX SERIES FUND
                 CAPITAL APPRECIATION, GLOBAL, GROWTH, BALANCED
                         AND FLEXIBLE INCOME PORTFOLIOS
        SUPPLEMENT DATED JUNE 25, 1998 TO PROSPECTUS DATED MARCH 1, 1998,
         AS SUPPLEMENTED MARCH 20, 1998, MARCH 31, 1998 AND MAY 22, 1998

Pursuant to the terms of a Stock Purchase Agreement between AUSA Holding Company ("AUSA") and Janus Capital Corporation ("Janus Capital"), AUSA became the sole shareholder of Idex Management, Inc. ("IMI") on June 25, 1998. IMI is now a direct wholly-owned subsidiary of AUSA.

IMI  serves as the  investment  adviser  to the  Capital  Appreciation,  Global,
Growth,   Balanced  and  Flexible   Income   Portfolios   (each  a  "Portfolio";
collectively, the "Portfolios") of the IDEX Series Fund (the "Fund"). In anticipation of the transaction between AUSA and Janus Capital, a new Management and Investment Advisory Agreement (the "Advisory Agreement") between the Fund and IMI, and a new Investment Counsel Agreement between IMI and Janus Capital (the "Sub-Advisory Agreement"), were approved by the Fund's Board of Trustees with respect to each Portfolio. A special meeting of shareholders of the Portfolios was held on June 10, 1998, at which time the shareholders of each Portfolio approved a new Advisory Agreement and Sub-Advisory Agreement (collectively, the "Agreements"). The new Agreements are effective as of June 25, 1998.

The new Agreements are substantially identical to the prior Agreements. Under the terms of the new Agreements, IMI and Janus Capital will continue to serve as the investment adviser and investment sub-adviser, respectively, to each of the Portfolios.

In connection with the new Agreements, both IMI and Janus Capital have, on a voluntary basis, agreed to waive a portion of the fees that each is scheduled to receive under the terms of the new Agreements. While the waiver of a portion of the advisory fees payable to IMI under the Advisory Agreement is voluntary, it is anticipated that this reduction will remain in effect for at least two years from the date of the closing of the transaction between AUSA and Janus Capital. This voluntary fee reduction will result in the following net advisory fee payable by each Portfolio:


     GROWTH, CAPITAL
APPRECIATION AND BALANCED                                                            ADVISORY FEE (NET OF
        PORTFOLIOS           ADVISORY FEE              VOLUNTARY FEE WAIVER         WAIVED ADVISORY FEES)
(AVERAGE DAILY NET ASSETS)

First $100 Million             1.0000%                    None                       1.0000%

Next $400 Million
($100-500 Million)             1.0000%                    0.0250%                    0.9750%

Next $250 Million
($500-750 Million)             1.0000%                    0.0750%                    0.9250%

Next $250 Million
($750 Million - 1 Billion)
                               0.9000%                    0.0250%                    0.8750%

Above $1 Billion               0.8500%                    0.0250%                    0.8250%


FLEXIBLE INCOME PORTFOLIO
(AVERAGE DAILY NET ASSETS)                                                           ADVISORY FEE (NET OF
                            ADVISORY FEE               VOLUNTARY FEE WAIVER         WAIVED ADVISORY FEES)

First $100 Million            0.9000%                        0.0250%                       0.8750%

Next $150 Million
($100-250 Million)            0.8000%                        0.0250%                       0.7750%

Above $250 Million            0.7000%                        0.0250%                       0.6750%

Similarly, the waiver of a portion of the sub-advisory fees payable to Janus Capital by IMI under the Sub-Advisory Agreement is voluntary; however, Janus Capital has entered into an agreement to keep this reduction in effect for at least two years from the date of the closing of the transaction between AUSA and Janus Capital. This voluntary fee reduction will result in the following new sub-advisory fees payable by each Portfolio:


     GROWTH, CAPITAL
APPRECIATION AND BALANCED                                                           SUB-ADVISORY FEE (NET
        PORTFOLIOS          SUB-ADVISORY FEE           VOLUNTARY FEE WAIVER        OF WAIVED SUB-ADVISORY
(AVERAGE DAILY NET ASSETS)                                                                  FEES)

First $100 Million             0.5000%                       None                       0.5000%

Next $400 Million
($100-500 Million)             0.5000%                       0.0125%                    0.4875%

Next $250 Million
($500-750 Million)             0.5000%                       0.0625%                    0.4375%

Next $250 Million ($750
Million - 1 Billion)
                               0.4500%                       0.0125%                    0.4375%

Above $1 Billion               0.4250%                       0.0125%                    0.4125%



FLEXIBLE INCOME PORTFOLIO
(AVERAGE DAILY NET ASSETS)                                                          SUB-ADVISORY FEE (NET
                            SUB-ADVISORY FEE           VOLUNTARY FEE WAIVER        OF WAIVED SUB-ADVISORY
                                                                                            FEES)

First $100 Million               0.4500%                      0.0125%                     0.4375%

Next $150 Million
($100-250 Million)               0.4000%                      0.0125%                     0.3875%

Above $250 Million               0.3500%                      0.0125%                     0.3375%


BALANCED PORTFOLIO:

The following paragraph replaces the first paragraph under the heading "Debt Securities" on page 46 of the Prospectus:

None of the Portfolios, other than the Balanced, Value Equity, Strategic Total Return, Flexible Income and Income Plus Portfolios, may invest more than 5% of its net assets in high yield/high risk bonds, commonly referred to as "junk bonds." Junk bonds are bonds that are rated below investment grade and normally involve greater risk than investment grade securities. (See Additional Risk Factors.) The Flexible Income Portfolio may invest up to 50% of its total assets, the Balanced Portfolio may invest up to 35% of its total assets, and each of the Value Equity and Strategic Total Return Portfolios may invest up to 10% of its total assets, in junk bonds, or in the case of the Value Equity and Strategic Total Return Portfolios, in convertible securities rated lower than investment grade.



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